1 SOFTWARE LICENSE AGREEMENT This Software License Agreement (“Agreement”) is entered into this 4th day of January, 2021 (the “Effective Date”) by and between BM Technologies, Inc., a Delaware corporation, with offices at 201 King of Prussia Road, Suite 240 Radnor, PA 19087 (“Licensor”), and Customers Bank, a Pennsylvania state-chartered bank with offices located at 99 Bridge Street, Phoenixville, PA 19460 (“Licensee”). Preamble WHEREAS, Licensor owns the Software; and WHEREAS, Licensee desires to utilize such Software, including any Updates, Upgrades, customizations, or corrections (collectively, “Software Changes”) thereto; and WHEREAS, for good and valuable consideration, the receipt of which is hereby acknowledged, Licensor is willing to license the Software and any Software Changes to Licensee; and WHEREAS, Licensee is willing to accept the Software license under the conditions set forth herein. NOW THEREFORE, Licensor and Licensee agree as follows: Agreement 1. Definitions “Affiliate” means, with respect to a party, any entity controlling, controlled by, or under common control with such party. For purposes of this definition, “control” means direct or indirect ownership of fifty percent (50%) or more of the shares of the entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority). “Assumed Value” means the ten million-dollar ($10,000,000.00) valuation of the License granted hereunder. “Customer” means a customer of Licensee or any of its Affiliates, including any person who (a) applies to Licensee or any of its Affiliates for a financial product or service; (b) has obtained any financial product or service from Licensee or any of its Affiliates; (c) has a loan or other account serviced or subserviced by Licensee or any of its Affiliates; and/or (d) does not have an account with Licensee or any of its Affiliates but nonetheless engages in a transaction using property or services of Licensee or any of its Affiliates, such as use of a Licensee ATM by a non-Licensee customer. “Customer Information” means any personally identifiable information or records in any form (written, electronic, or otherwise) relating to a Customer, including (i) a Customer’s name, address, telephone number, loan number, deposit account number, loan payment history, delinquency status, insurance carrier or payment information, tax amount or payment information;

2 (ii) the fact that a Customer has a relationship with Licensee or any of its Affiliates; and (iii) any other personally identifiable information of a Customer; provided that “Customer Information” shall not mean any such information that Licensor has obtained independently and not in connection with this Agreement or any other agreement with Licensee or any of its Affiliates. “Early Termination Penalty” means the portion of the Assumed Value to be paid by Licensor to Licensee, and is calculated by multiplying the Assumed Value by the quotient of the number of months remaining in the Term after termination divided by 120. “Information Security Program” means Licensor’s program or programs to: (a) ensure the security and confidentiality of Confidential Information to which Licensor has access; (b) protect against any anticipated threats or hazards to the security or integrity of the Confidential Information; and (c) protect against unauthorized access to or use of Confidential Information that could result in substantial harm or inconvenience to Licensee or any Customer. Such Information Security Program shall include maintenance of a comprehensive written Information Security Program and computer system security requirements sufficient to comply with the Privacy and Data Security Requirements and protect all Confidential Information. “Intellectual Property Rights” means (i) copyrights and other rights associated with works of authorship; (ii) trademark and trade name rights and similar rights; (iii) trade secret rights; (iv) patents, designs, algorithms, utility models, and other industrial property rights, and all improvements thereto; and (v) all registrations, applications, renewals, extensions, continuations, divisions, or reissues thereof now or hereafter in force. “Interagency Guidelines” means the Interagency Guidelines Establishing Standards For Safeguarding Customer Information published on February 1, 2001, as the same may be amended from time to time. “Privacy and Data Security Requirements” means the obligations imposed by: (a) Title V of the Gramm-Leach-Bliley Act, 15 U.S.C. §§ 6801 et seq.; (b) the applicable federal regulations implementing such act; (c) the Interagency Guidelines; and (d) all other applicable international, federal, state and local laws, rules, regulations, and orders relating to the privacy and security of Customer Information, including the federal Fair Credit Reporting Act, 15 U.S.C. §§ 1681 et seq.; the California Consumer Privacy Act, CAL. CIV. CODE § 1798.100, et seq.; the NY SHIELD Act, N.Y. GEN. BUS. LAW § 899-AA, et seq.; and any other similar state laws, each as amended from time to time; (e) Payment Card Industry (PCI) Data Security Standards; and (f) all applicable policies and procedures of Licensee communicated to Licensor. “Representatives” means a party’s employees, officers, directors, agents, consultants, advisors, or lawyers. “Software” means the mobile banking technology provided by Licensor to Licensee and includes, but is not limited to, the functionality set forth in Exhibit “A” and includes all “Software Changes.” “Software Changes” has the meaning set forth above.

3 “Update” means any error correction, bug or defect fix, enhancement, modification, patch, alteration, improvement, correction, addition, or revision to improve the performance or correct any error or defect. “Upgrade” means any enhancement, improvement, modification, addition, localization, successor or new version, or new functionality that is not an Update. 2. License Grant 2.1 Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee and its Affiliates, and Licensee and its Affiliates hereby accept from Licensor, a non- exclusive, nontransferable, royalty-free, fully paid-up license to use both the Software and any Software Changes in executable code form during the Term within the United States. 2.2 Licensor shall continue to own all right, title, and interest in and to the Software, the Software Changes, and all Intellectual Property Rights embodied therein or related thereto, including, but not limited to, the source and executable codes. Except as expressly provided herein, Licensor grants no Intellectual Property Rights to Licensee or its Affiliates by implication, estoppel, or otherwise. 2.3 Licensee shall safeguard the Software and Software Changes and its related materials with that degree of care as is exercised by other similarly situated financial institutions such that no unauthorized use is made of the Software, Software Changes, or related materials and no disclosure of any part of their contents is made to anyone other than Licensee’s Representatives whose duties reasonably require such disclosure, or, as otherwise reasonably necessary in the ordinary course of Licensee’s business. Licensee shall make its Representatives fully aware of their responsibility to fulfill the obligations of Licensee under this Agreement. 2.4 During the Term, Licensor may, at its sole discretion, provide Updates to or Upgrades of the Software. Licensor shall, from time to time, update the Software to improve basic functionality, security, and responsiveness and ensure that the Software provides at least industry-standard functionality, security, and responsiveness. Licensor anticipates that a minimum of two such updates per year will be required to ensure that Licensee continues running a current version of the Software. Unless otherwise agreed in writing by the parties, Licensor shall not charge, and Licensee shall not be responsible to pay, any additional fees, costs, or expenses for Updates, Upgrades, or other Software Changes made by Licensor. In no event shall Licensor materially degrade the functionality, responsiveness, or security of the Software. 3. Software Warranties 3.1 Related to the Software and Software Changes, Licensor represents and warrants that: (a) Licensor has all Intellectual Property Rights necessary to provide Licensee with the Software and Software Changes;

4 (b) Licensor does not infringe the Intellectual Property Rights of any third party in licensing to Licensee the Software or the Software Changes; (c) Licensor will make any Software Changes to the Software under this Agreement in accordance with industry standards and in a professional and workmanlike manner; (d) The Software will remain free from material programming errors and defects in workmanship and materials and will substantially conform to the specifications included in Exhibit “A” attached hereto for one year from delivery of the software to Licensor (“Initial Warranty Period”). If material programming errors are discovered in the Software during the Initial Warranty Period, Licensor shall promptly remedy such errors at no additional expense to Licensee. (e) Following delivery to Licensee of any Software Changes to the Software, such Software Changes will remain free from material programming errors and defects in workmanship and materials, and will substantially conform to the specifications and any related documentation for one-hundred eighty (180) days from delivery thereof (“Software Changes Warranty Period”). If material programming errors are discovered in the Software Changes during the Software Changes Warranty Period, Licensor shall promptly remedy such errors at no additional expense to Licensee. 3.2 Except as otherwise stated in Section 3.1 above, Licensor makes no other warranties with respect to the Software or the Software Changes, including but not limited to warranties of merchantability or fitness for a particular purpose. 4. Intellectual Property Rights and Restrictions on Use 4.1 Licensee recognizes that the Software and Software Changes, if any, are the property of, and all rights thereto are owned by Licensor. Licensee also acknowledges that such Software and Software Changes are a trade secret of Licensor, are valuable and confidential to Licensor, and that its use and disclosure must be carefully and continuously controlled. 4.2 Title to the Software and Software Changes, if any, shall always remain with Licensor. 4.3 The Software is intended to be used only by Licensee and its Affiliates as set forth in this Agreement to service Licensee’s Customers, including direct-to-consumer banking or for use by employees as direct-to-consumer users of Licensee’s Software. 4.4 Licensee shall treat the Software and Software Changes, if any, as confidential and proprietary, and shall protect them in the same manner that it protects the confidentiality of its own similarly confidential information. While this Agreement is in effect, or while Licensee has custody and possession of the Software or Software Changes, Licensee will not: (a) provide or make available the Software or Software Changes to any person or entity other than employees of Licensee who have a need to know consistent with

5 Licensee’s use thereof under this Agreement, unless otherwise agreed in writing by the parties hereto; or (b) create or attempt to create, or permit others to create or attempt to create, by disassembling, reverse engineering or otherwise, the source program or source code or any part thereof from the object program or other information made available to Licensee pursuant to this Agreement. 4.5 Licensee agrees to promptly notify Licensor if it obtains information as to any unauthorized possession, use, or disclosure of the Software or Software Changes by any person or entity, and further agrees to cooperate with Licensor in protecting Licensor’s proprietary rights to the Software and Software Changes. 4.6 Licensee shall not use the Software or Software Changes to offer private label banking services that directly compete with Licensor’s business existing as of the Effective Date; provided that, nothing herein shall prevent Licensee from using the Software or Software Changes in private label banking arrangements in cooperation with Licensor. 4.7 If Licensee or its Representatives materially breach any material provision of this Agreement, such material breach must be cured within thirty (30) days of receipt of Licensor’s written notice describing such material breach. 4.8 The Parties shall not develop any Intellectual Property Rights that will be deemed jointly owned unless they have agreed, in advance and in a separate writing, that such Intellectual Property Rights will be jointly owned. 4.9 Licensee will not, and will not permit any third party to: (a) transmit viruses or other malicious computer code on, or interfere with the integrity or performance of, the Software or Software Changes; (b) decompile, disassemble, reverse engineer (except to the extent expressly permitted by applicable law), or otherwise attempt to derive source code or other trade secrets from the Software or Software Changes; (c) modify, translate, or create any derivative works based upon the Software or Software Changes, or any portion thereof; (d) distribute, disclose, market, rent, lease, assign, sublicense, pledge or otherwise transfer access to the Software or Software Changes, in whole or in part, to any third party; (e) release the results of benchmark tests or other comparisons of the Software or Software Changes with other programs; (f) remove, efface, or obscure any copyright or other proprietary notices or legends included in the Software or Software Changes; or (g) otherwise use or access the Software or Software Changes in any manner exceeding the scope of this Agreement. 4.10 As between the parties, Licensor owns all right, title, and interest in and to the Intellectual Property Rights used to provide the Software or Software Changes. Licensee shall have only those license rights in or to the Software of Software Changes expressly granted to it pursuant to this Agreement, and all other rights are reserved by Licensor. 5. Term and Termination 5.1 The license subject to this Agreement shall continue until the earlier to occur of:

6 (a) The ten-year anniversary of the Effective Date; (b) Licensee’s material breach of the material terms of the Agreement that remains uncured after the period specified in Section 4.7; (c) Licensor’s material breach of the material terms of the Agreement that remains uncured thirty (30) days after receipt of Licensee’s written notice describing such material breach; or 5.2 Within ten (10) business days of termination of the Agreement under Section 5.1(c) above, Licensor shall pay Licensee the Early Termination Penalty. 5.3 Upon the termination of the Agreement as set forth herein, Licensor shall have the right to take possession of the Software and Software Changes, if any. Licensee agrees to cooperate with Licensor in transferring the Software Changes to Licensor upon termination of this Agreement. 5.4 Notwithstanding anything to the contrary set forth herein, Licensee may terminate the Agreement at any time, without notice, and without penalty, and for any reason or no reason at all. 5.5 Upon expiration or termination of this Agreement, Licensor shall use commercially reasonable efforts to assist Licensee in effecting an orderly transition of Licensee’s Customers and Customer Information to another vendor selected by Licensee at its sole discretion. Subject to the foregoing, (a) Licensor shall provide a copy of all Customer Information held by Licensor in the form or format reasonably requested by Licensee; (b) Licensee shall cease using and uninstall or otherwise deactivate, as requested, the Software and all Software Changes. 6. Indemnification; Limitation of Liability 6.1 Licensor agrees to indemnify, defend, and hold Licensee and its Affiliates and Representatives (collectively, the “Licensee Indemnified Parties”) harmless from and against any claims brought by any third-party against the Licensee Indemnified Parties to the extent such claims are based on or arise out of allegations that the Software or the Software Changes infringe upon the Intellectual Property Rights of any third-party. Licensor shall have no liability or responsibility under the foregoing sentence to the extent such third-party claims are based on or arise out of customizations or enhancements to the Software or the Software Changes made by Licensee without Licensor’s knowledge. 6.2 Licensee agrees to indemnify, defend, and hold Licensor and its Affiliates and Representatives (collectively, the “Licensor Indemnified Parties”) harmless from and against any claims brought by any third-party against the Licensor Indemnified Parties to the extent such claims are based on or arise out of customizations or enhancements to the Software or Software Changes made by Licensee without Licensor’s knowledge.

7 6.3 The indemnification obligations set forth herein are contingent upon the party to be indemnified (“Indemnified Party”): (a) Giving the party providing indemnification hereunder (“Indemnifying Party”) prompt written notice of any action brought against the Indemnified Party; and (b) Cooperating with the Indemnifying Party in the defense of any such action and allowing the Indemnifying Party to control the defense and settlement of any such action at its sole cost and expense. 6.4 NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY OR LIMITATION OF LIABILITY, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OF ANY KIND (INCLUDING, WITHOUT LIMITATION, LOST REVENUES OR PROFITS, LOSS OF USE, OR LOSS OF GOODWILL OR REPUTATION) WITH RESPECT TO ANY CLAIMS ARISING FROM OR RELATING TO THIS AGREEMENT OR THE SOFTWARE, WHETHER BASED ON CONTRACT, TORT OR OTHERWISE (INCLUDING NEGLIGENCE AND STRICT LIABILITY), REGARDLESS OF WHETHER SUCH PARTY WAS ADVISED, HAD OTHER REASON TO KNOW, OR IN FACT KNEW OF THE POSSIBILITY THEREOF. 7. Confidentiality 7.1. Each party that receives information from the other party hereto (the “Receiving Party”) undertakes to retain in confidence the terms of this Agreement and all other non-public information, technology, Customer Information, materials and know-how of the other party (the “Disclosing Party”) disclosed or acquired by the Receiving Party pursuant to or in connection with this Agreement that is either designated as proprietary or confidential or, by the nature of the circumstances surrounding disclosure, ought in good faith to be treated as proprietary or confidential (“Confidential Information”); provided that each party may disclose the terms and conditions of this Agreement to its immediate legal and financial consultants in the ordinary course of its business. The Receiving Party will not use any Confidential Information for any purpose other than to carry out the activities contemplated by this Agreement. The Receiving Party agrees to use commercially reasonable efforts to protect the Disclosing Party’s Confidential Information, and in any event, to take precautions at least as great as those taken to protect its own confidential information of a similar nature. 7.2 The Receiving Party will promptly notify the Disclosing Party in writing in the event that the Receiving Party learns of any unauthorized use or disclosure of any Confidential Information that it has received from the Disclosing Party, and will cooperate in good faith to remedy such occurrence to the extent reasonably possible. The restrictions set forth in this Section 7 will not apply to any information that: (a) was known by the Receiving Party without an obligation of confidentiality prior to disclosure thereof by the Disclosing Party; (b) was in or entered the public domain through no fault of the Receiving Party; (c) is disclosed to the Receiving Party by a third party legally entitled to make such disclosure without violation of any obligation of confidentiality; (d) is required to be disclosed by applicable laws or regulations (but

8 in such event, only to the extent required to be disclosed); or (e) is independently developed by the Receiving Party without reference to any Confidential Information of the Disclosing Party. 7.3 Upon request of the Disclosing Party, the Receiving Party will return all materials, in any medium, that contain or reveal all or any part of any Confidential Information of the Disclosing Party or certify to the Disclosing Party destruction of the Receiving Party’s copies of Confidential Information. Notwithstanding the foregoing, the Receiving Party may retain Confidential Information only the extent required by applicable laws or regulations. The Receiving Party acknowledges that breach of this provision by it would result in irreparable harm to the Disclosing Party, for which money damages would be an insufficient remedy, and therefore that the Disclosing Party will be entitled to seek injunctive relief to enforce the provisions this Section. 7.4 Under no circumstances will Licensee’s Confidential Information (whether stored electronically or in hard copy format) be directly or indirectly transmitted to or accessed from any location that is not subject to the laws and jurisdiction of the United States of America without the prior written consent of Licensee. Neither Licensor nor its Representatives shall directly or indirectly access any Customer Information or Licensee’s software, networks, systems or data from any location that is not subject to the laws and jurisdiction of the United States of America without the prior written consent of Licensee. If Licensor’s Representatives store or access Customer Information on a portable device, such Customer Information must be encrypted in a reasonable manner. 8. Security. 8.1 Licensor will maintain and enforce safety, electronic, and physical security procedures with respect to its access, use, and possession of Licensee’s Confidential Information, including Customer Information, that are (i) compliant with Licensee’s information security guidelines, policies and requirements (including Database Security Technical Implementation Guide (STIG) templates, National Institute of Standards and Technology (NIST) standards, and Control Objectives for Information and related Technology (COBIT) frameworks), which may be provided by Licensee to Licensor from time to time or, if such guidelines, policies and requirements are not provided by Licensee, at least compliant with the Federal Risk and Authorization Management Program (FedRAMP) standards and other industry standards for such types of locations, and (ii) which provide appropriate technical and organizational safeguards against accidental or unlawful destruction, loss, alteration or unauthorized disclosure or access of such information. 8.2 Without limiting the generality of the foregoing, Licensor will take all reasonable measures to secure and defend its locations and equipment against “hackers” and others who may seek, without authorization, to modify or access Licensor systems or the information found therein. Licensor will periodically test its systems for potential areas where security could be breached. 8.3 Licensor (a) will deliver to Licensee a root cause assessment and future incident mitigation plan with regard to any breach of security or unauthorized access affecting Licensee’s

9 Confidential Information, (b) will provide Licensee all written details regarding Licensor’s internal investigation regarding any security breach, (c) upon Licensee’s request, provide a second more in-depth investigation and results of findings, (d) agrees not to notify any regulatory authority nor any Customer or consumer, on behalf of Licensee unless Licensee specifically requests in writing that Licensor do so, and (e) shall cooperate with Licensee to work together to formulate a plan to rectify all security breaches. 9. General Provisions 9.1 This Agreement (including all exhibits, attachments, and amendments hereto) constitutes the entire agreement and understanding of the parties as to the subject matter hereof and supersedes and replaces in its entirety any prior discussions or agreements, all of which are merged herein. None of the terms of this Agreement may be amended or otherwise modified except by an instrument in writing executed by Licensor and Licensee. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal, or unenforceable term had not been included herein. Section headings are for convenience or reference only and shall not govern the interpretation of any of the provisions of this Agreement 9.2 This Agreement shall not be construed so as to confer any right or benefit upon any person or entity other than the parties to this Agreement and their respective successors and assigns. 9.3 This Agreement shall be governed by, and enforced in accordance with, the internal laws of the Commonwealth of Pennsylvania, including its statutes of limitations. 9.4 Licensor and Licensee each hereby irrevocably submits to the nonexclusive jurisdiction of the courts of the Commonwealth of Pennsylvania and the United States District Court of the Eastern District of Pennsylvania for the purpose of any suit, action or other proceeding arising out of or relating to this Agreement. Licensor and Licensee each hereby further agrees to service of process in any such suit being made upon such party by mail at the address specified for notices in Section 9.9 hereof. 9.5 LICENSOR AND LICENSEE EACH WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. 9.6 This Agreement does not in any way create the relationship of principal and agent, or any similar relationship between Licensor and Licensee, including, but not limited to, that of joint venturers, partners, employees, agents or associates. Neither party is granted any right or authority to assume or create any obligation or responsibility for, or on behalf of, the other party or to otherwise bind the other party, other than as may be expressly authorized in this Agreement. 9.7 Licensor nor Licensee shall (and neither shall have any right to) assign, sell, transfer, delegate or otherwise dispose of, whether voluntarily or involuntarily, by operation of

10 law or otherwise, this Agreement or any rights or obligations under this Agreement without the express written consent of the other party; provided that Licensor may assign this agreement to an affiliate of Licensor without written consent of Licensee. Any attempted assignment in violation of this Section 9.7 shall be void and of no effect. Notwithstanding the foregoing, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors (including, without limitation, successors by merger) and permitted assigns. 9.8 No course of dealing, course of performance or failure of either party to enforce strictly any term, right or condition of this Agreement shall be construed as a waiver of any other term, right or condition. No waiver or breach of any provision of this Agreement shall be construed to be a waiver of any subsequent breach of the same or any other provision. 9.9 All notices and other communications required or permitted under this Agreement shall be in writing and addressed to Licensor or Licensee, as the case may be, at their respective addresses set forth below: If to Licensor: BM Technologies, Inc. 201 King of Prussia Road, Suite 350 Radnor, PA 19087 Attn: Robert Savino, CPO E-mail: RSavino@bankmobile.com With a copy to: BM Technologies, Inc. 201 King of Prussia Road, Suite 240 Radnor, PA 19087 Attn: Chief Financial Officer If to Licensee: Customers Bank 701 Reading Avenue West Reading, PA 19611 Attn: Jim Collins, Chief Administrative Officer Telephone: (267) 327-4942 E-mail: JCollins@customersbank.com With a copy to: Customers Bank 701 Reading Avenue West Reading, PA 19611 Attn: Michael A. De Tommaso, General Counsel

11 Telephone: (484) 334-4233 E-mail: MDeTommaso@customersbank.com All notices and other communications required or permitted under this Agreement shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or, in the case of notices and communications sent by United States mail, three (3) Business Days after such notice or communication shall have been deposited in the United States mail. 9.10 This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties did not sign the same counterpart. 9.11 Whenever the context shall require, the plural shall include the singular, the whole shall include any part thereof, and any gender shall include both genders. 9.12 This Agreement may be executed by digital signatures and delivered electronically in PDF format which shall be given the same legal weight as though they were ink original signatures. 9.13 Neither party shall be liable to the other for any failure or delay in performing its obligations hereunder (or any resulting loss or damage) if such failure or delay is primarily due to circumstances beyond its reasonable control, including, but not limited to, (a) unavoidable Internet network failures or Internet capacity limitations, (b) acts of God including storms, earthquakes, fires, pandemics, epidemics, or (c) unavoidable acts of third parties including terrorist acts, acts of civil or military authorities, fires, embargoes, war, or riot. 9.14 All provisions of this Agreement that by their nature are intended to survive the expiration or termination of this Agreement shall survive and remain in full force and effect, including, but not limited to, Sections 1, 3, 4, 5.4, 5.6, 6, 7, 9.3, 9.4, 9.5, and 9.9. 9.15 Licensor shall cooperate with Licensee and its Affiliates, and its or their third- party contractors as is reasonably necessary for Licensee and its Affiliates to receive the full benefits of its rights under this Agreement. [Signatures appear on the following page]

12 IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this 4th day of January, 2021. Customers Bank (“Licensee”) By: /s/ Richard Ehst Name: Richard Ehst Title: President and Chief Executive Officer BM Technologies, Inc. (“Licensor”) By: /s/ Luvleen Sidhu Name: Luvleen Sidhu Title: Chief Executive Officer

13 EXHIBIT “A” Availability: BM Technologies, Inc.’s mobile application will be delivered within various mobile App stores and the web application will be available over the world-wide-web. Account Management: • Multiple Accounts checking and savings accounts • View balance • View transaction history • View statements • View basic account info (balance, limit, rate) Money In/Money Out: • Check ordering • External Transfers (in, out) • Direct deposit • Intra-account transfers • Bill pay (including add and manage payees) • ATM locator (geo-enabled, shows in network) Account Access: • PIN or biometric authentication • Device finger printing and facial recognition for fraud protection • One-time passwords and challenge questions for reset Activation/Enrollment: • Mobile or web signup for checking and savings accounts • Activate new debit cards in-app Money In/Out: • Access to major P2P services • Bill Pay • mRDC- photo deposit Card Management • Order damaged, lost, or replacement card • Enable/disable card digitally • Select/change debit card PIN Alerts: • Delivery of alerts (via Push, SMS, or email) for low balance and spend events • User preference of SMS/Push or email alerts • Set/change alerts Self Service: • Change app login PIN/biometric • Secure messaging center • Contact us (with preloaded contact information) • Update name, address, phone, email • Add account nicknames • Report lost / stolen cards • Suppress paper statements • Social media links • Privacy policy • Disclosures • Other legal agreements • FAQs

14 EXHIBIT “B” SOURCE CODE ESCROW ADDENDUM Licensee may elect to have a copy of the Source Code of the Software and any Software Changes placed in escrow. If Licensee chooses this option, concurrent with the execution of this Agreement, the parties will execute an escrow agreement with a reputable source code escrow management firm to be agreed upon by both parties, and Licensor will deliver to the escrow agent a complete master, reproducible copy of all Software Source Code. “Source Code” means software code in human-readable language, high-level language from which, when compiled or assembled becomes the object code of a software program, including all build tools necessary for an ordinarily skilled programmer to compile or assemble the code into fully functioning object code. Licensor will update the Software Source Code in escrow following any update or upgrade to the Software to reflect all revisions, modifications and enhancements to the Software that are made available under this Agreement. Licensee will pay all fees and charges of any kind whatsoever due to the escrow agent so as to maintain the escrow agreement in full force and effect at all times during the term of this Agreement. Upon occurrence of a Release Condition, the Software Source Code placed in escrow will be delivered to Licensee for use, reproduction and modification solely in connection with Licensee’s use, maintenance and support of the Software in accordance with its rights under this Agreement. “Release Condition(s)” include each of the following: (a) Licensor is adjudged insolvent or bankrupt, or becomes the subject of any proceedings seeking relief under any foreign or domestic laws relating to insolvency; (b) there is an assignment of Licensor for the benefit of its creditors; (c) there is an appointment of a receiver, liquidator, or trustee of any of the Licensor’s property or assets and such receiver liquidator, or trustee fails to timely assume this Agreement as an executory contract; or (d) Licensor or its business is liquidated, dissolved or wound up. Licensor hereby grants to Licensee a non-exclusive, royalty-free license to use, copy, reverse engineer and create derivative works of the Software solely for the purposes specified in this provision. Licensee covenants not to exercise its rights under this provision until the occurrence of a Release Condition.